PROSPECTUS & APPLICATION
FRANKLIN
GOLD
FUND
INVESTMENT STRATEGY
GROWTH
DECEMBER 1, 1997  AS AMENDED AUGUST 3, 1998

Please read this prospectus before investing, and keep it for future reference. It contains important information, including how the fund invests and the services available to shareholders.

This prospectus describes the fund's Class I and Class II shares. The fund currently offers another share class with a different sales charge and expense structure, which affects performance.

To learn more about the fund and its policies, you may request a copy of the fund's Statement of Additional Information ("SAI"), dated December 1, 1997, which we may amend from time to time. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus.

For a free copy of the SAI or a larger print version of this prospectus, or to receive a free copy of the prospectus for the fund's other share class, contact your investment representative or call 1-800/DIAL BEN.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

LIKE ALL MUTUAL FUND SHARES, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FRANKLIN GOLD FUND

This prospectus is not an offering of the securities herein described in any state, jurisdiction or country in which the offering is not authorized. No sales representative, dealer, or other person is authorized to give any information or make any representations other than those contained in this prospectus. Further information may be obtained from Distributors

TABLE OF CONTENTS

ABOUT THE FUND

Expense Summary ....................................................      2
Financial Highlights ...............................................      4
How does the Fund Invest its Assets? ...............................      5
What are the Fund's Potential Risks? ...............................      9
Who Manages the Fund? ..............................................     11
How Taxation Affects the Fund and its Shareholders .................     12
How is the Fund Organized? .........................................     15

ABOUT YOUR ACCOUNT

How Do I Buy Shares? ...............................................     16
May I Exchange Shares for Shares of Another Fund? ..................     24
How Do I Sell Shares? ..............................................     27
What Distributions Might I Receive from the Fund? ..................     30
Transaction Procedures and Special Requirements ....................     31
Services to Help You Manage Your Account ...........................     36
What If I Have Questions About My Account? .........................     38

GLOSSARY

Useful Terms and Definitions .......................................     39

FRANKLIN
GOLD
FUND

December 1, 1997
as amended August 3, 1998

When reading this prospectus, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section

777 Mariners Island Blvd.
P.O. Box 7777
San Mateo
CA 94403-7777

1-800/DIAL BEN

ABOUT THE FUND

EXPENSE SUMMARY

This table is designed to help you understand the costs of investing in the fund. It is based on the historical expenses of each class for the fiscal year ended July 31, 1997. The fund's actual expenses may vary.

                                                         CLASS I    CLASS II
                                                       -----------------------
A.   SHAREHOLDER TRANSACTION EXPENSES+

     Maximum Sales Charge
     (as a percentage of Offering Price) ..........        5.75%       1.99%

      Paid at time of purchase ....................        5.75%++     1.00%+++

      Paid at redemption++++ ......................        None        0.99%

     Exchange Fee (per transaction) ...............       $5.00*      $5.00*

B.   ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)

     Management Fees ..............................        0.52%       0.52%

     Rule 12b-1 Fees ..............................        0.22%**     1.00%**

     Other Expenses ...............................        0.31%       0.31%
                                                       -----------------------

     Total Fund Operating Expenses ................        1.05%       1.83%
                                                       =======================

C.   EXAMPLE

     Assume the annual return for each class is 5%, operating expenses are as described above, and you sell your shares after the number of years shown. These are the projected expenses for each $1,000 that you invest in the fund.

                         1 YEAR        3 YEARS        5 YEARS      10 YEARS
     ----------------------------------------------------------------------
     CLASS I ...........   $68***        $89           $112          $178

     CLASS II ..........   $38           $67           $108          $223

     For the same Class II investment, you would pay projected expenses of $28 if you did not sell your shares at the end of the first year. Your projected expenses for the remaining periods would be the same.

     THIS IS JUST AN EXAMPLE. IT DOES NOT REPRESENT PAST OR FUTURE EXPENSES OR RETURNS. ACTUAL EXPENSES AND RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. The fund pays its operating expenses. The effects of these expenses are reflected in the Net Asset Value or dividends of each class and are not directly charged to your account.

+If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
++There is no front-end sales charge if you invest $1 million or more in Class I shares.
+++Although Class II has a lower front-end sales charge than Class I, its Rule 12b-1 fees are higher. Over time you may pay more for Class II shares. Please see "How Do I Buy Shares? - Choosing a Share Class."
++++A Contingent Deferred Sales Charge may apply to any Class II purchase if you sell the shares within 18 months and to Class I purchases of $1 million or more if you sell the shares within one year. A Contingent Deferred Sales Charge may also apply to purchases by certain retirement plans that qualify to buy Class I shares without a front-end sales charge. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less. The number in the table shows the charge as a percentage of Offering Price. While the percentage is different depending on whether the charge is shown based on the Net Asset Value or the Offering Price, the dollar amount you would pay is the same. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.
*$5.00 fee is only for Market Timers. We process all other exchanges without a fee.
**These fees may not exceed 0.25% for Class I and 1.00% for Class II. The combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charge permitted under the NASD's rules.
***Assumes a Contingent Deferred Sales Charge will not apply.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's financial history. The information has been audited by Coopers & Lybrand L.L.P., the fund's independent auditors. Their audit report covering each of the most recent five years appears in the fund's Annual Report to Shareholders for the fiscal year ended July 31, 1997. The Annual Report to Shareholders also includes more information about the fund's performance. For a free copy, please call Fund Information.

CLASS I
                                                              YEAR ENDED JULY 31,
                           ---------------------------------------------------------------------------------------
                             1997     1996     1995     1994    1993     1992     1991     1990    1989     1988
------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net Asset Value,
beginning of year           $14.65   $15.07   $14.88   $15.63  $11.50   $12.71   $13.74   $12.17  $11.79   $17.07
                           ---------------------------------------------------------------------------------------

Income from
investment operations:

 Net investment income         .07      .21      .18      .19     .21      .35      .35      .37     .41      .49

 Net realized and
unrealized gains (losses)    (2.37)     .01      .27     (.75)   4.15    (1.19)    (.96)    1.68     .36    (4.85)
                           ---------------------------------------------------------------------------------------

Total from
investment operations        (2.30)     .22      .45     (.56)   4.36     (.84)    (.61)    2.05     .77    (4.36)
                           ---------------------------------------------------------------------------------------

Less distributions:

 Dividends from net
investment income             (.09)    (.13)    (.20)    (.19)   (.23)    (.37)    (.33)    (.48)   (.39)    (.53)

 In excess of net
investment income                -        -     (.06)       -       -        -        -        -       -        -

 Distributions from net
realized gains                (.82)    (.51)       -        -       -        -     (.09)       -       -     (.39)
                           ---------------------------------------------------------------------------------------

Total distributions           (.91)    (.64)    (.26)    (.19)   (.23)    (.37)    (.42)    (.48)   (.39)    (.92)
                           ---------------------------------------------------------------------------------------

Net Asset Value,
end of year                 $11.44   $14.65   $15.07   $14.88  $15.63   $11.50   $12.71   $13.74  $12.17   $11.79
                           =======================================================================================

Total return*               (16.45)%   1.65%    3.14%   (3.52)% 38.56%   (6.87)%  (4.01)%  16.87%   6.74%  (26.16)%

RATIOS/SUPPLEMENTAL DATA

Net assets,
end of year (000's)       $291,544  $364,032  $391,966 $418,698 $394,704 $257,888 $277,397 $330,950 $275,341 $278,743

Ratios to average net assets:

 Expenses                     1.05%     .95%     .95%     .81%    .62%     .31%     .75%     .75%    .78%     .76%

 Expenses excluding waiver
and payments by affiliate     1.05%     .95%     .95%     .81%    .75%     .77%       -        -       -        -

 Net investment income         .55%     .99%    1.20%    1.30%   1.89%    2.99%    2.78%    2.72%   3.56%    3.72%

Portfolio turnover rate      16.05%   28.74%    6.36%    1.46%   1.62%    0.26%    0.53%    2.98%   2.62%    7.27%

Average commission
rate paid**                   $.0156   $.0308      -        -       -        -        -        -       -        -



CLASS II

                                                                       YEAR ENDED JULY 31,
                                                                   ----------------------------
                                                                     1997     1996  1995+,***
                                                                   ----------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net Asset Value, beginning of year .........................        $14.61   $15.05  $15.02
                                                                   ----------------------------

Income from investment operations:

 Net investment income (loss) ..............................          (.02)     .12     .12

 Net realized and unrealized gains (losses) ................         (2.38)    (.02)    .09
                                                                   ----------------------------

Total from investment operations ...........................         (2.40)     .10     .21
                                                                   ----------------------------

Less distributions:

 Dividends from net investment income ......................          (.02)    (.03)   (.12)

 In excess of net investment income ........................             -        -    (.06)

 Distributions from net realized gains .....................          (.82)    (.51)      -
                                                                   ----------------------------

Total distributions ........................................          (.84)    (.54)   (.18)
                                                                   ----------------------------

Net Asset Value, end of year ...............................        $11.37   $14.61  $15.05
                                                                   ============================

Total return* ..............................................        (17.18)%    .81%   1.45%

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of year (000's) ............................        $20,783  $12,977  $3,104

Ratios to average net assets:

 Expenses ..................................................          1.83%    1.74%   1.73%++

 Net investment income (loss) ..............................          (.16)%    .16%    .33%++

Portfolio turnover rate ....................................         16.05%   28.74%   6.36%

Average commission rate paid** .............................          $.0156   $.0308     -

*Total return does not reflect sales commissions or the Contingent Deferred Sales Charge, and is not annualized. Before May 1, 1994, dividends from net investment income were reinvested at the Offering Price.
**Relates to purchases and sales of equity securities. Prior to the fiscal year end 1996 disclosure of average commission rate was not required. ***For the period May 1, 1995 (effective date) to July 31, 1995.
+Per share amounts have been calculated using the daily average shares outstanding during the period.
++Annualized.

HOW DOES THE FUND INVEST ITS ASSETS?

THE FUND'S INVESTMENT OBJECTIVE

The fund's principal investment objective is capital appreciation. The fund seeks to achieve its objective by investing in securities with the potential to increase in value, so that its own shares will in turn increase in value. The fund's secondary objective is to provide current income through the receipt of dividends or interest from its investments. Thus, the payment of dividends may be a consideration when the fund buys securities. The objectives are fundamental policies of the fund and may not be changed without shareholder approval. Of course, there is no assurance that the fund will achieve its objectives.

TYPES OF SECURITIES IN WHICH THE FUND MAY INVEST

Under normal circumstances, the fund will invest at least 65% of its total assets in securities of issuers engaged in gold operations, including securities of gold mining finance companies, as well as operating companies with long-, medium-, or short-life mines.
As a fundamental policy, the fund will concentrate its investments in securities of issuers engaged in mining, processing, or dealing in gold or other precious metals, such as silver, platinum, and palladium. This means that the fund will invest at least 25% of its total assets in these securities, except for temporary periods when unusual and adverse economic conditions exist in those industries.

The fund will normally invest in common stocks and securities convertible into common stocks, such as convertible preferred stock, convertible debentures, and convertible rights and warrants, all of which may be traded on a securities exchange or over-the-counter. The fund may also buy preferred stocks and debt securities, such as notes, bonds, debentures, or commercial paper (short-term debt securities of large corporations), and may place some of its cash reserves in securities of the U.S. government and its agencies, various bank debt instruments, or repurchase agreements collateralized by U.S. government securities. The fund may invest in fixed-income and convertible securities rated below investment grade by Moody's or S&P, or that are unrated but considered by Advisers to be of comparable quality. Below investment grade securities are generally those rated Ba or lower by Moody's or BB or lower by S&P. Please see the SAI for a description of ratings.

FOREIGN SECURITIES. Because the fund invests primarily in securities of companies engaged in gold mining, the fund generally invests a substantial part of its assets in securities of companies domiciled or operating in one or more foreign countries. The fund generally invests more than 50% of its total assets in the securities of corporations located outside the U.S. While the fund intends to buy securities of foreign issuers only where there are public trading markets for the securities, these investments may tend to reduce the liquidity of the fund's portfolio in the event of internal problems in the foreign countries or deteriorating relations between the U.S. and the foreign countries. Due to current internal conditions in South Africa, the fund's indirect investments in that country, which constituted approximately 21.0% of the fund's portfolio as of July 31, 1997, may be subject to somewhat greater risk than an investment in a country with a more stable political profile.

The fund will ordinarily buy securities that are traded in the U.S. or sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or Global Depositary Receipts ("GDRs"). The fund may also buy the securities of foreign issuers directly in foreign markets as long as, in Advisers' judgment, an established public trading market exists. This means that there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the fund.

ADRs are depositary receipts typically used by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying sponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts. Depositary receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the fund's investment policies, the fund will consider its investments in depositary receipts to be investments in the underlying securities.

CONVERTIBLE SECURITIES. The fund may invest in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security but, if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

OPTIONS, FUTURES, OPTIONS ON FUTURES, AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The fund may enter into options (including writing covered call options), futures, options on financial futures, and forward foreign currency exchange contracts. The fund's investments in these securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations to achieve the fund's primary investment objective, and not for speculation. The fund will commit no more than 5% of its assets to premiums when buying put options.

Options, futures, options on futures, and forward foreign currency exchange contracts are generally considered "derivative securities."

REPURCHASE AGREEMENTS. In a repurchase agreement, the fund buys U.S. government securities from a bank or broker-dealer at one price and agrees to sell them back to the bank or broker-dealer at a higher price on a specified date. The securities subject to resale are held on behalf of the fund by a custodian bank approved by the Board. The bank or broker-dealer must transfer to the custodian securities with an initial market value of at least 102% of the repurchase price to help secure the obligation to repurchase the securities at a later date. The securities are then marked-to-market daily to maintain coverage of at least 100%. If the bank or broker-dealer does not repurchase the securities as agreed, the fund may experience a loss or delay in the liquidation of the securities underlying the repurchase agreement and may also incur liquidation costs. The fund, however, intends to enter into repurchase agreements only with banks or broker-dealers that are considered creditworthy by Advisers.

OTHER INVESTMENT POLICIES OF THE FUND

The fund may invest in gold bullion and foreign currency in the form of gold coins, and make loans of its portfolio securities under certain circumstances. These investment techniques have not been used recently, but remain available in the event it is determined that they could help the fund achieve its objectives.

ILLIQUID INVESTMENTS. The fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the fund has valued them.

OTHER POLICIES AND RESTRICTIONS. The fund has a number of additional investment policies and restrictions that govern its activities. Those that are identified as "fundamental" may only be changed with shareholder approval. The others may be changed by the Board alone. For a list of these restrictions and more information about the fund's investment policies, including those described above, please see "How does the Fund Invest its Assets?" and "Investment Restrictions" in the SAI.

Generally, the policies and restrictions discussed in this prospectus and in the SAI apply when the fund makes an investment. In most cases, the fund is not required to sell a security because circumstances change and the security no longer meets one or more of the fund's policies or restrictions.

WHAT ARE THE FUND'S POTENTIAL RISKS?

The value of your shares will increase as the value of the securities owned by the fund increases and will decrease as the value of the fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the fund. In addition to the factors that affect the value of any particular security that the fund owns, the value of fund shares may also change with movements in the stock and bond markets as a whole.

Because the principal investment objective of the fund is capital appreciation, the fund may invest in securities that are more volatile and subject to a greater degree of risk than other less volatile securities, if the fund considers the risk to be justified by the potential for appreciation.

FOREIGN SECURITIES. While foreign securities are subject to many of the same influences as U.S. securities, such as general economic conditions and individual company and industry earnings prospects, they involve additional risks that can increase the potential for losses in the fund. Among other things, the financial and economic policies of some foreign countries in which the fund may invest are not as stable as in the U.S. Foreign issuers generally are not subject to uniform accounting, auditing, and financial standards and requirements comparable to those applicable to U.S. corporate issuers. There may also be less government supervision and regulation of foreign securities exchanges, brokers, and issuers than exist in the U.S. Restrictions and controls on investment in the securities markets of some countries may have an adverse effect on the availability and costs to the fund of investments in those countries. In addition, there may be the possibility of expropriation, foreign withholding taxes, confiscatory taxation, political, economic, or social instability, or diplomatic developments that could affect assets of the fund invested in issuers in foreign countries.

There may be less publicly available information about foreign issuers than is contained in reports and reflected in ratings published for U.S. issuers. Foreign securities markets generally have substantially less volume than the NYSE, and some foreign government securities may be less liquid and more volatile than U.S. government securities. Transaction costs on foreign securities exchanges may be higher than in the U.S., and foreign securities settlements may, in some instances, be subject to delays and related administrative uncertainties.

GOLD AND PRECIOUS METALS. Because the fund concentrates its investments in gold and precious metal-related issuers, an investment in the fund may involve special considerations. These include fluctuations in the price of gold; the potential effect of the concentration of the sources of supply of gold and control over the sale of gold; changes in U.S. or foreign tax, currency, or mining laws; increased environmental costs; and unpredictable monetary policies and economic and political conditions. Also, even companies with strong balance sheets may be adversely impacted by lower profitability from lower gold prices.

INTEREST RATE, CURRENCY AND MARKET RISK. To the extent the fund invests in debt securities, changes in interest rates in any country where the fund is invested will affect the value of the fund's portfolio and its share price. Rising interest rates, which often occur during times of inflation or a growing economy, are likely to have a negative effect on the value of the fund's shares. To the extent the fund invests in common stocks, a general market decline in any country where the fund is invested may cause the value of what the fund owns, and thus the fund's share price, to decline. Changes in currency valuations may also affect the price of fund shares. The value of stock markets, currency valuations and interest rates throughout the world have increased and decreased in the past. These changes are unpredictable.

WHO MANAGES THE FUND?

THE BOARD. The Board oversees the management of the fund and elects its officers. The officers are responsible for the fund's day-to-day operations. The Board also monitors the fund to ensure no material conflicts exist among the fund's classes of shares. While none is expected, the Board will act appropriately to resolve any material conflict that may arise.

INVESTMENT MANAGER. Advisers manages the fund's assets and makes its investment decisions. Advisers also performs similar services for other funds. It is wholly owned by Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources. Together, Advisers and its affiliates manage over $239 billion in assets. Please see "Investment Management and Other Services" and "Miscellaneous Information" in the SAI for information on securities transactions and a summary of the fund's Code of Ethics.

MANAGEMENT TEAM. The team responsible for the day-to-day management of the fund's portfolio is: R. Martin Wiskemann since 1972 and Suzanne Willoughby Killea since 1994.

R. Martin Wiskemann
Senior Vice President of Advisers

Mr. Wiskemann holds a degree in Business Administration from the Handelsschule of the State of Zurich, Switzerland. He has been in the securities business for more than 30 years, managing mutual fund equity and fixed-income portfolios, and private investment accounts. He has been with the Franklin Templeton Group since 1972. He is a member of several securities industry-related associations.

Suzanne Willoughby Killea
Vice President of Advisers

Ms. Killea holds a Master of Business Administration degree from Stanford University and a Bachelor of Arts degree from Princeton University. She has been with the Franklin Templeton Group since 1991. She is a member of several securities industry-related associations.

MANAGEMENT FEES. During the fiscal year ended July 31, 1997, management fees totaling 0.52% of the average monthly net assets of the fund were paid to Advisers. Total expenses, including fees paid to Advisers, were 1.05% for Class I and 1.83% for Class II.

PORTFOLIO TRANSACTIONS. Advisers tries to obtain the best execution on all transactions. If Advisers believes more than one broker or dealer can provide the best execution, it may consider research and related services and the sale of fund shares, as well as shares of other funds in the Franklin Templeton Group of Funds, when selecting a broker or dealer. Please see "How does the Fund Buy Securities for its Portfolio?" in the SAI for more information.

ADMINISTRATIVE SERVICES. Under an agreement with Advisers, FT Services provides certain administrative services and facilities for the fund. Please see "Investment Management and Other Services" in the SAI for more information.

THE RULE 12B-1 PLANS

Class I and Class II have separate distribution plans or "Rule 12b-1 Plans" under which they may pay or reimburse Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements.

Payments by the fund under the Class I plan may not exceed 0.25% per year of Class I's average daily net assets. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after certain Class I purchases made without a sales charge, Securities Dealers may not be eligible to receive the Rule 12b-1 fees associated with the purchase.

Under the Class II plan, the fund may pay Distributors up to 0.75% per year of Class II's average daily net assets to pay Distributors or others for providing distribution and related services and bearing certain Class II expenses. All distribution expenses over this amount will be borne by those who have incurred them. During the first year after a purchase of Class II shares, Securities Dealers may not be eligible to receive this portion of the Rule 12b-1 fees associated with the purchase.

The fund may also pay a servicing fee of up to 0.25% per year of Class II's average daily net assets under the Class II plan. This fee may be used to pay Securities Dealers or others for, among other things, helping to establish and maintain customer accounts and records, helping with requests to buy and sell shares, receiving and answering correspondence, monitoring dividend payments from the fund on behalf of customers, and similar servicing and account maintenance activities.

The Rule 12b-1 fees charged to each class are based only on the fees attributable to that particular class. For more information, please see "The Fund's Underwriter" in the SAI.

HOW TAXATION AFFECTS THE FUND AND ITS SHAREHOLDERS

On August 6, 1997, President Clinton signed into law the Taxpayer Relief Act of 1997 (the "1997 Act"). This new law makes sweeping changes in the Code. Because many of these changes are complex, and only indirectly affect the fund and its distributions to you, they are discussed in the SAI. Changes in the treatment of capital gains and IRAs, however, are discussed in this section.

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For more information on tax matters relating to the fund and its shareholders, see "Additional Information on Distributions and Taxes" in the SAI.

The fund has elected and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the fund will generally not be liable for federal income or excise taxes.

For federal income tax purposes, any income dividends that you receive from the fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

TAX TREATMENT OF CAPITAL GAIN DISTRIBUTIONS UNDER THE TAXPAYER RELIEF ACT OF 1997. The 1997 Act creates a category of long-term capital gain for individuals that will be taxed at new lower tax rates. For investors who are in the 28% or higher federal income tax brackets, these gains will be taxed at a maximum of 20%. For investors who are in the 15% federal income tax bracket, these gains will be taxed at a maximum of 10%. Capital gain distributions will qualify for these new maximum tax rates, depending on when the fund's securities were sold and how long they were held by the fund before they were sold. Investors who want more information on holding periods and other qualifying rules relating to these new rates should review the expanded discussion in the SAI, or should contact their personal tax advisors.

The fund will advise you in its annual information reporting at calendar year end of the amount of its capital gain distributions which will qualify for these maximum federal tax rates.

Subject to the 1997 Act's new rules, distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain for purposes of computing your income taxes regardless of the length of time you have owned fund shares and regardless of whether these distributions are received in cash or in additional shares.

Certain distributions that are declared in October, November, or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if you received them on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on the sale or exchange of fund shares held for six months or less will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to the shares.

For corporate shareholders, 38.95% of the ordinary income distributions (including short-term capital gain distributions) paid by the fund for the fiscal year ended July 31, 1997, qualified for the corporate dividends-received deduction, subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. These restrictions are discussed in the SAI.

TAX TREATMENT OF INDIVIDUAL RETIREMENT ACCOUNTS UNDER THE TAXPAYER RELIEF ACT OF 1997. The 1997 Act also contains several new or expanded IRAs which will be available to the fund's investors beginning on January 1, 1998.

The 1997 Act creates a new "Roth IRA," which will permit tax free distributions of account balances if the assets have been invested for five years or more and the distributions meet certain qualifying restrictions. Investors filing as single taxpayers who have adjusted gross incomes of $95,000 or more and investors filing as joint taxpayers with adjusted gross incomes of $150,000 or more may find their participation in this IRA to be restricted.

The 1997 Act also creates a new Education IRA to help parents fund their children's post-secondary school education. Parents or others may contribute up to $500 annually to an Education IRA on behalf of any child under age 18. This IRA is subject to the same adjusted gross income limits as the Roth IRA above, and there are other contribution restrictions that may apply. The Education IRA earnings accumulate tax free, and assets that have accumulated in the IRA may be distributed tax free when used to pay qualified higher education expenses.

Both new IRAs are subject to special rules and conditions that must be reviewed by the investor when opening a new account. Additional information is available from Retirement Plan Services on each of these IRAs and on other changes in the rules governing pre-1997 Act IRAs.

The fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the fund at the end of its fiscal year are invested in securities of foreign corporations, the fund may elect to pass through to its shareholders the pro rata share of foreign taxes paid by the fund. If this election is made, you will be (i) required to include in your gross income your pro rata share of foreign source income (including any foreign taxes paid by the fund), and
(ii) entitled either to deduct your share of the foreign taxes in computing your taxable income or to claim a credit for the taxes against your U.S. income tax, subject to certain limitations under the Code. You will be informed by the fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the fund) to be included in your income tax returns. You should consult your tax advisor as to the availability of foreign tax payments as deductions on your tax return.

The fund may limit its holdings of foreign securities to avoid investment in certain Passive Foreign Investment Companies ("PFIC") and the imposition of a PFIC tax on the fund resulting from such investments. While the fund invests in foreign securities, it is generally not its intention to invest in foreign equity securities of issuers that meet the U.S. tax definition of a PFIC. To the extent that the fund makes such an investment, however, the fund may be subject to both an income tax and an additional tax in the form of an interest charge with respect to such investment. To the extent possible, the fund will avoid such taxes by not investing in PFIC securities or by adopting other tax strategies for any PFIC securities it does buy.

The fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise you of the tax status for federal income tax purposes of such dividends and distributions.

If you are not considered a U.S. person for federal income tax purposes, you should consult with your financial or tax advisor regarding the applicability of U.S. withholding or other taxes to distributions received by you from the fund and the application of foreign tax laws to these distributions.

You should also consult your tax advisor with respect to the tax consequences of a redemption or exchange of fund shares or the applicability of any state and local intangible property or income taxes to your shares of the fund and distributions and redemption proceeds received from the fund.

HOW IS THE FUND ORGANIZED?

The fund is a diversified, open-end management investment company, commonly called a mutual fund. It was organized as a California corporation in 1968, and is registered with the SEC. As of January 2, 1997, the fund began offering a new class of shares designated Franklin Gold Fund, Franklin Gold Fund Series, Franklin Gold Fund - Advisor Class. All shares outstanding before the offering of Advisor Class shares have been designated Franklin Gold Fund, Franklin Gold Fund Series, Franklin Gold Fund - Class I and Franklin Gold Fund, Franklin Gold Fund Series, Franklin Gold Fund - Class II. Additional classes of shares may be offered in the future.

Shares of each class represent proportionate interests in the assets of the fund and have the same voting and other rights and preferences as any other class of the fund for matters that affect the fund as a whole. For matters that only affect one class, however, only shareholders of that class may vote. Each class will vote separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The fund has cumulative voting rights. This gives each shareholder a number of votes equal to the number of shares owned times the number of Board members to be elected. You may cast all of your votes for one candidate or distribute your votes between two or more candidates.

The fund does not intend to hold annual shareholder meetings. It may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by shareholders holding at least 10% of the outstanding shares to vote on the removal of Board members. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a Board member. A special meeting may also be called by any three Board members or by the written request of shareholders holding at least 20% of the shares entitled to vote at the meeting.

ABOUT YOUR ACCOUNT

HOW DO I BUY SHARES?

OPENING YOUR ACCOUNT

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

1.   Read this prospectus carefully.

2. Determine how much you would like to invest. The fund's minimum investments are:

     o  To open a regular, non-retirement account ............   $1,000

     o  To open an IRA, IRA Rollover, Roth IRA,
        or Education IRA .....................................   $  250*

     o  To open a custodial account for a minor
        (an UGMA/UTMA account) ...............................   $  100

     o  To open an account with an automatic
        investment plan ......................................   $   50**

     o  To add to an account .................................   $   50***

*For all other retirement accounts, there is no minimum investment requirement.
**$25 for an Education IRA.
***For all retirement accounts except IRAs, IRA Rollovers, Roth IRAs, or Education IRAs, there is no minimum to add to an account.

     We reserve the right to change the amount of these minimums from time to time or to waive or lower these minimums for certain purchases. We also reserve the right to refuse any order to buy shares.

3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. PLEASE ALSO INDICATE WHICH CLASS OF SHARES YOU WANT TO BUY. IF YOU DO NOT SPECIFY A CLASS, WE WILL AUTOMATICALLY INVEST YOUR PURCHASE IN CLASS I SHARES. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

4.   Make your investment using the table below.

--------------------------------------------------------------------------------
METHOD                    STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                   For an initial investment:

                               Return the application to the fund with your check made payable to the fund.

                          For additional investments:

                               Send a check made payable to the fund. Please
                               include your account number on the check.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY WIRE                   1.   Call Shareholder Services or, if that number is
                               busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                          2. For an initial investment you must also return your signed shareholder application to the fund.

                          IMPORTANT DEADLINES: If we receive your call before
                          1:00 p.m. Pacific time and the bank receives the
                          wired funds and reports the receipt of wired funds
                          to the fund by 3:00 p.m. Pacific time, we will
                          credit the purchase to your account that day. If we
                          receive your call after 1:00 p.m. or the bank
                          receives the wire after 3:00 p.m., we will credit
                          the purchase to your account the following business
                          day.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER       Call your investment representative
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and length of time you expect to invest. Generally, Class I shares may be more attractive for long-term investors or investors who qualify to buy Class I shares at a reduced sales charge. Your financial representative can help you decide.

                CLASS I                                CLASS II
--------------------------------------------------------------------------------
 o  Higher front-end sales charges         o  Lower front-end sales charges than
    than Class II shares. There are           Class I shares
    several ways to reduce these
    charges, as described below. There
    is no front-end sales charge for
    purchases of $1 million or more.*

 o  Contingent Deferred Sales Charge       o  Contingent Deferred Sales Charge
    on purchases of $1 million or more        on purchases sold within 18 months
    sold within one year

 o  Lower annual expenses than Class       o  Higher annual expenses than Class
    II shares                                 I shares

*If you are investing $1 million or more, it is generally more beneficial for you to buy Class I shares because there is no front-end sales charge and the annual expenses are lower. Therefore, ANY PURCHASE OF $1 MILLION OR MORE IS AUTOMATICALLY INVESTED IN CLASS I SHARES. You may accumulate more than $1 million in Class II shares through purchases over time. If you plan to do this, however, you should determine if it would be better for you to buy Class I shares through a Letter of Intent.

PURCHASE PRICE OF FUND SHARES

For Class I shares, the sales charge you pay depends on the dollar amount you invest, as shown in the table below. The sales charge for Class II shares is 1% and, unlike Class I, does not vary based on the size of your purchase.

                                                              TOTAL SALES CHARGE                  AMOUNT PAID
                                                              AS A PERCENTAGE OF                 TO DEALER AS A
AMOUNT OF PURCHASE                                        OFFERING         NET AMOUNT             PERCENTAGE OF
AT OFFERING PRICE                                           PRICE           INVESTED             OFFERING PRICE
---------------------------------------------------------------------------------------------------------------
CLASS I

Under $50,000 .....................................         5.75%           6.10%                   5.00%

$50,000 but less than $100,000 ....................         4.50%           4.71%                   3.75%

$100,000 but less than $250,000 ...................         3.50%           3.63%                   2.80%

$250,000 but less than $500,000 ...................         2.50%           2.56%                   2.00%

$500,000 but less than $1,000,000 .................         2.00%           2.04%                   1.60%

$1,000,000 or more* ...............................         None            None                    None

CLASS II

Under $1,000,000* .................................         1.00%           1.01%                   1.00%


*A Contingent Deferred Sales Charge of 1% may apply to Class I purchases of $1 million or more and any Class II purchase. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge." Please also see "Other Payments to Securities Dealers" below for a discussion of payments Distributors may make out of its own resources to Securities Dealers for certain purchases. Purchases of Class II shares are limited to purchases below $1 million. Please see "Choosing a Share Class."

SALES CHARGE REDUCTIONS AND WAIVERS

- IF YOU QUALIFY TO BUY SHARES UNDER ONE OF THE SALES CHARGE REDUCTION OR WAIVER CATEGORIES DESCRIBED BELOW, PLEASE INCLUDE A WRITTEN STATEMENT WITH EACH PURCHASE ORDER EXPLAINING WHICH PRIVILEGE APPLIES. If you don't include this statement, we cannot guarantee that you will receive the sales charge reduction or waiver.

CUMULATIVE QUANTITY DISCOUNTS - CLASS I ONLY. To determine if you may pay a reduced sales charge, the amount of your current Class I purchase is added to the cost or current value, whichever is higher, of your existing shares in the Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in the Franklin Templeton Funds to determine the sales charge that applies.

LETTER OF INTENT - CLASS I ONLY. You may buy Class I shares at a reduced sales charge by completing the Letter of Intent section of the shareholder application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay on Class I shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

o You authorize Distributors to reserve 5% of your total intended purchase in Class I shares registered in your name until you fulfill your Letter.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the Letter.

o Although you may exchange your shares, you may not sell reserved shares until you complete the Letter or pay the higher sales charge.

Your periodic statements will include the reserved shares in the total shares you own. We will pay or reinvest dividend and capital gain distributions on the reserved shares as you direct. Our policy of reserving shares does not apply to certain retirement plans.

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy, Sell and Exchange Shares? - Letter of Intent" in the SAI or call Shareholder Services.

GROUP PURCHASES - CLASS I ONLY. If you are a member of a qualified group, you may buy Class I shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o    Was formed at least six months ago,

o    Has a purpose other than buying fund shares at a discount,

o    Has more than 10 members,

o    Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton Fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group does not include a 403(b) plan that only allows salary deferral contributions. 403(b) plans that only allow salary deferral contributions and that purchased Class I shares of the fund at a reduced sales charge under the group purchase privilege before February 1, 1998, however, may continue to do so.

SALES CHARGE WAIVERS. If one of the following sales charge waivers applies to you or your purchase of fund shares, you may buy shares of the fund without a front-end sales charge or a Contingent Deferred Sales Charge. All of the sales charge waivers listed below apply to purchases of Class I shares only, except for items 1 and 2 which also apply to Class II purchases.

Certain distributions, payments or redemption proceeds that you receive may be used to buy shares of the fund without a sales charge if you reinvest them within 365 days of their payment or redemption date. They include:

1. Dividend and capital gain distributions from any Franklin Templeton Fund. The distributions generally must be reinvested in the SAME CLASS of shares. Certain exceptions apply, however, to Class II shareholders who chose to reinvest their distributions in Class I shares of the fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton Fund who may reinvest their distributions in Class I shares of the fund.

2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund if you originally paid a sales charge on the shares and you reinvest the money in the SAME CLASS of shares. This waiver does not apply to exchanges.

     If you paid a Contingent Deferred Sales Charge when you redeemed your shares from a Franklin Templeton Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the Contingent Deferred Sales Charge you paid and the amount of redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Bank CD, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover.

3. Dividend or capital gain distributions from a real estate investment trust (REIT) sponsored or advised by Franklin Properties, Inc.

4. Annuity payments received under either an annuity option or from death benefit proceeds, only if the annuity contract offers as an investment option the Franklin Valuemark Funds or the Templeton Variable Products Series Fund. You should contact your tax advisor for information on any tax consequences that may apply.

5. Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

     If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

6. Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

     If you paid a contingent deferred sales charge when you redeemed your Class A shares from a Templeton Global Strategy Fund, a Contingent Deferred Sales Charge will apply to your purchase of fund shares and a new Contingency Period will begin. We will, however, credit your fund account with additional shares based on the contingent deferred sales charge you paid and the amount of the redemption proceeds that you reinvest.

     If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

7. Distributions from an existing retirement plan invested in the Franklin Templeton Funds

Various individuals and institutions also may buy Class I shares without a front-end sales charge or Contingent Deferred Sales Charge, including:

 1. Trust companies and bank trust departments agreeing to invest in Franklin Templeton Funds over a 13 month period at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We will accept orders for these accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

 2. An Eligible Governmental Authority. Please consult your legal and investment advisors to determine if an investment in the fund is permissible and suitable for you and the effect, if any, of payments by the fund on arbitrage rebate calculations.

 3. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs. The minimum initial investment is $250.

 4. Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

 5. Registered Securities Dealers and their affiliates, for their investment accounts only

 6. Current employees of Securities Dealers and their affiliates and their family members, as allowed by the internal policies of their employer

 7. Officers, trustees, directors and full-time employees of the Franklin Templeton Funds or the Franklin Templeton Group, and their family members, consistent with our then-current policies. The minimum initial investment is $100.

 8. Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

 9.  Accounts managed by the Franklin Templeton Group

10. Certain unit investment trusts and their holders reinvesting distributions from the trusts

11.  Group annuity separate accounts offered to retirement plans

12. Chilean retirement plans that meet the requirements described under "Retirement Plans" below

RETIREMENT PLANS. Retirement plans that (i) are sponsored by an employer with at least 100 employees, or (ii) have plan assets of $1 million or more, or
(iii) agree to invest at least $500,000 in the Franklin Templeton Funds over a 13 month period may buy Class I shares without a front-end sales charge. Retirement plans that are not Qualified Retirement Plans, SIMPLEs or SEPs must also meet the requirements described under "Group Purchases - Class I Only" above to be able to buy Class I shares without a front-end sales charge. We may enter into a special arrangement with a Securities Dealer, based on criteria established by the fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

For retirement plan accounts opened on or after May 1, 1997, a Contingent Deferred Sales Charge may apply if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the retirement plan account's initial purchase in the Franklin Templeton Funds. Please see "How Do I Sell Shares? - Contingent Deferred Sales Charge" for details.

HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

Your individual or employer-sponsored retirement plan may invest in the fund. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

Trust Company can provide you with brochures containing important information about its plans. To establish a Trust Company retirement plan, you will need an application other than the one included in this prospectus. For a retirement plan brochure or application, call Retirement Plan Services.

Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

OTHER PAYMENTS TO SECURITIES DEALERS

The payments described below may be made to Securities Dealers who initiate and are responsible for Class II purchases and certain Class I purchases made without a sales charge. The payments are subject to the sole discretion of Distributors, and are paid by Distributors or one of its affiliates and not by the fund or its shareholders.

1.   Class II purchases - up to 1% of the purchase price.

2. Class I purchases of $1 million or more - up to 1% of the amount invested.

3. Class I purchases made without a front-end sales charge by certain retirement plans described under "Sales Charge Reductions and Waivers - Retirement Plans" above - up to 1% of the amount invested.

4. Class I purchases by trust companies and bank trust departments, Eligible Governmental Authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs - up to 0.25% of the amount invested.

5. Class I purchases by Chilean retirement plans - up to 1% of the amount invested.

A Securities Dealer may receive only one of these payments for each qualifying purchase. Securities Dealers who receive payments in connection with investments described in paragraphs 1, 2 or 5 above or a payment of up to 1% for investments described in paragraph 3 will be eligible to receive the Rule 12b-1 fee associated with the purchase starting in the thirteenth calendar month after the purchase.

FOR BREAKPOINTS THAT MAY APPLY AND INFORMATION ON ADDITIONAL COMPENSATION PAYABLE TO SECURITIES DEALERS IN CONNECTION WITH THE SALE OF FUND SHARES, PLEASE SEE "HOW DO I BUY, SELL AND EXCHANGE SHARES? - OTHER PAYMENTS TO SECURITIES DEALERS" IN THE SAI.

FOR INVESTORS OUTSIDE THE U.S.

The distribution of this prospectus and the offering of fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

MAY I EXCHANGE SHARES FOR SHARES OF ANOTHER FUND?

We offer a wide variety of funds. If you would like, you can move your investment from your fund account to an existing or new account in another Franklin Templeton Fund (an "exchange"). Because it is technically a sale and a purchase of shares, an exchange is a taxable transaction.

If you own Class I shares, you may exchange into any of our money funds except Franklin Templeton Money Fund II ("Money Fund II"). Money Fund II is the only money fund exchange option available to Class II shareholders. Unlike our other money funds, shares of Money Fund II may not be purchased directly and no drafts (checks) may be written on Money Fund II accounts.

Before making an exchange, please read the prospectus of the fund you are interested in. This will help you learn about the fund, its investment objective and policies, and its rules and requirements for exchanges. For example, some Franklin Templeton Funds do not accept exchanges and others may have different investment minimums. Some Franklin Templeton Funds do not offer Class II shares.

--------------------------------------------------------------------------------
METHOD                     STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                    1.   Send us signed written instructions

                           2.   Include any outstanding share certificates for
                                the shares you want to exchange
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY PHONE                   Call Shareholder Services or TeleFACTS(R)

                           ~    If you do not want the ability to exchange by
                                phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER        Call your investment representative
--------------------------------------------------------------------------------

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to exchange shares.

WILL SALES CHARGES APPLY TO MY EXCHANGE?

You generally will not pay a front-end sales charge on exchanges. If you have held your shares less than six months, however, you will pay the percentage difference between the sales charge you previously paid and the applicable sales charge of the new fund, if the difference is more than 0.25%. If you have never paid a sales charge on your shares because, for example, they have always been held in a money fund, you will pay the fund's applicable sales charge no matter how long you have held your shares. These charges may not apply if you qualify to buy shares without a sales charge.

CONTINGENT DEFERRED SALES CHARGE. We will not impose a Contingent Deferred Sales Charge when you exchange shares. Any shares subject to a Contingent Deferred Sales Charge at the time of exchange, however, will remain so in the new fund.

For accounts with shares subject to a Contingent Deferred Sales Charge, we will first exchange any shares in your account that are not subject to the charge. If there are not enough of these to meet your exchange request, we will exchange shares subject to the charge in the order they were purchased.

If you exchange Class I shares into one of our money funds, the time your shares are held in that fund will not count towards the completion of any Contingency Period. If you exchange your Class II shares for shares of Money Fund II, however, the time your shares are held in that fund will count towards the completion of any Contingency Period.

For more information about the Contingent Deferred Sales Charge, please see "How Do I Sell Shares?"

EXCHANGE RESTRICTIONS

Please be aware that the following restrictions apply to exchanges:

o You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your fund shares

o You may only exchange shares within the SAME CLASS, except as noted below.

o The accounts must be identically registered. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

o Trust Company IRA or 403(b) retirement plan accounts may exchange shares as described above. Restrictions may apply to other types of retirement plans. Please contact Retirement Plan Services for information on exchanges within these plans.

o    The fund you are exchanging into must be eligible for sale in your state.

o We may modify or discontinue our exchange policy if we give you 60 days' written notice.

o Your exchange may be restricted or refused if you have: (i) requested an exchange out of the fund within two weeks of an earlier exchange request, (ii) exchanged shares out of the fund more than twice in a calendar quarter, or (iii) exchanged shares equal to at least $5 million, or more than 1% of the fund's net assets. Shares under common ownership or control are combined for these limits. If you have exchanged shares as described in this paragraph, you will be considered a Market Timer. Each exchange by a Market Timer, if accepted, will be charged $5.00. Some of our funds do not allow investments by Market Timers.

Because excessive trading can hurt fund performance, operations and shareholders, we may refuse any exchange purchase if (i) we believe the fund would be harmed or unable to invest effectively, or (ii) the fund receives or anticipates simultaneous orders that may significantly affect the fund.

LIMITED EXCHANGES BETWEEN DIFFERENT CLASSES OF SHARES

Certain funds in the Franklin Templeton Funds offer classes of shares not offered by the fund, such as "Class Z" shares. Certain shareholders of Class Z shares of Franklin Mutual Series Fund Inc. may exchange their Class Z shares for Class I shares of the fund at Net Asset Value.

HOW DO I SELL SHARES?

You may sell (redeem) your shares at any time.

--------------------------------------------------------------------------------
METHOD                     STEPS TO FOLLOW
--------------------------------------------------------------------------------
BY MAIL                    1.   Send us signed written instructions. If you
                                would like your redemption proceeds wired to a bank account, your instructions should include:

                                o The name, address and telephone number of the bank where you want the proceeds sent

                                o  Your bank account number

                                o  The Federal Reserve ABA routing number

                                o  If you are using a savings and loan or
                                   credit union, the name of the corresponding bank and the account number

                           2. Include any outstanding share certificates for the shares you are selling

                           3.   Provide a signature guarantee if required

                           4. Corporate, partnership and trust accounts may need to send additional documents. Accounts under court jurisdiction may have other requirements.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
BY PHONE Call Shareholder Services. If you would like your redemption proceeds wired to a bank account, other than an escrow account, you must first sign up for the wire feature. To sign up, send us written instructions, with a signature guarantee. To avoid any delay in processing, the instructions should include the items listed in "By Mail" above.

                           Telephone requests will be accepted:

                           o    If the request is $50,000 or less.
                                Institutional accounts may exceed $50,000 by completing a separate agreement. Call Institutional Services to receive a copy.

                           o If there are no share certificates issued for the shares you want to sell or you have already returned them to the fund

                           o Unless you are selling shares in a Trust Company retirement plan account

                           o Unless the address on your account was changed by phone within the last 15 days

                           -    If you do not want the ability to redeem by
                                phone to apply to your account, please let us know.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
THROUGH YOUR DEALER        Call your investment representative
--------------------------------------------------------------------------------

We will send your redemption check within seven days after we receive your request in proper form. If you would like the check sent to an address other than the address of record or made payable to someone other than the registered owners on the account, send us written instructions signed by all account owners, with a signature guarantee. We are not able to receive or pay out cash in the form of currency.

The wiring of redemption proceeds is a special service that we make available whenever possible for redemption requests of $1,000 or more. If we receive your request in proper form before 1:00 p.m. Pacific time, your wire payment will be sent the next business day. For requests received in proper form after 1:00 p.m. Pacific time, the payment will be sent the second business day. By offering this service to you, the fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire is not processed as described in this section.

If you sell shares you recently purchased with a check or draft, we may delay sending you the proceeds until your check or draft has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

Under unusual circumstances, we may suspend redemptions or postpone payment for more than seven days as permitted by federal securities law.

Please refer to "Transaction Procedures and Special Requirements" for other important information on how to sell shares.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS

To comply with IRS regulations, you need to complete additional forms before selling shares in a Trust Company retirement plan account. Tax penalties generally apply to any distribution from these plans to a participant under age 591/2, unless the distribution meets an exception stated in the Code. To obtain the necessary forms, please call Retirement Plan Services.

CONTINGENT DEFERRED SALES CHARGE

For Class I purchases, if you did not pay a front-end sales charge because you invested $1 million or more or agreed to invest $1 million or more under a Letter of Intent, a Contingent Deferred Sales Charge may apply if you sell all or a part of your investment within the Contingency Period. Once you have invested $1 million or more, any additional Class I investments you make without a sales charge may also be subject to a Contingent Deferred Sales Charge if they are sold within the Contingency Period. For any Class II purchase, a Contingent Deferred Sales Charge may apply if you sell the shares within the Contingency Period. The charge is 1% of the value of the shares sold or the Net Asset Value at the time of purchase, whichever is less.

Certain retirement plan accounts opened on or after May 1, 1997, and that qualify to buy Class I shares without a front-end sales charge may also be subject to a Contingent Deferred Sales Charge if the retirement plan is transferred out of the Franklin Templeton Funds or terminated within 365 days of the account's initial purchase in the Franklin Templeton Funds.

We will first redeem any shares in your account that are not subject to the charge. If there are not enough of these to meet your request, we will redeem shares subject to the charge in the order they were purchased.

Unless otherwise specified, when you request to sell a stated DOLLAR AMOUNT, we will redeem additional shares to cover any Contingent Deferred Sales Charge. For requests to sell a stated NUMBER OF SHARES, we will deduct the amount of the Contingent Deferred Sales Charge, if any, from the sale proceeds.

WAIVERS. We waive the Contingent Deferred Sales Charge for:

o    Account fees

o Sales of shares purchased without a front-end sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the Securities Dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the Securities Dealer of record has entered into a supplemental agreement with Distributors

o Redemptions by the fund when an account falls below the minimum required account size

o    Redemptions following the death of the shareholder or beneficial owner

o    Redemptions through a systematic withdrawal plan set up before February
     1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, at a rate of up to 1% a month of an account's Net Asset Value. For example, if you maintain an annual balance of $1 million in Class I shares, you can redeem up to $120,000 annually through a systematic withdrawal plan free of charge. Likewise, if you maintain an annual balance of $10,000 in Class II shares, $1,200 may be redeemed annually free of charge.

o Distributions from IRAs due to death or disability or upon periodic distributions based on life expectancy

o    Returns of excess contributions from employee benefit plans

o Redemptions by Trust Company employee benefit plans or employee benefit plans serviced by ValuSelect(R)

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUND?

The fund declares dividends from its net investment income semiannually in May and November to shareholders of record on the last business day of that month and pays them on or about the 15th day of the next month.

Capital gains, if any, may be distributed annually, usually in December.

Dividends and capital gains are calculated and distributed the same way for each class. The amount of any income dividends per share will differ, however, generally due to the difference in the Rule 12b-1 fees of Class I and Class II.

Dividend payments are not guaranteed, are subject to the Board's discretion and may vary with each payment. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.

If you buy shares shortly before the record date, please keep in mind that any distribution will lower the value of the fund's shares by the amount of the distribution and you will then receive a portion of the price you paid back in the form of a taxable distribution.

DISTRIBUTION OPTIONS

You may receive your distributions from the fund in any of these ways:

1. BUY ADDITIONAL SHARES OF THE FUND - You may buy additional shares of the fund (without a sales charge or imposition of a Contingent Deferred Sales Charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2. BUY SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to buy shares of another Franklin Templeton Fund (without a sales charge or imposition of a Contingent Deferred Sales Charge). Many shareholders find this a convenient way to diversify their investments.

3. RECEIVE DISTRIBUTIONS IN CASH - You may receive dividends, or both dividend and capital gain distributions in cash. If you have the money sent to another person or to a checking account, you may need a signature guarantee. If you send the money to a checking account, please see "Electronic Fund Transfers - Class I Only" under "Services to Help You Manage Your Account."

Distributions may be reinvested only in the same class of shares, except as follows: (i) Class II shareholders who chose to reinvest their distributions in Class I shares of the fund or another Franklin Templeton Fund before November 17, 1997, may continue to do so; and (ii) Class II shareholders may reinvest their distributions in shares of any Franklin Templeton money fund.

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF YOU DO NOT SELECT AN OPTION, WE WILL AUTOMATICALLY REINVEST DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS IN THE SAME CLASS OF THE FUND. You may change your distribution option at any time by notifying us by mail or phone. Please allow at least seven days before the record date for us to process the new option. For Trust Company retirement plans, special forms are required to receive distributions in cash.

TRANSACTION PROCEDURES AND SPECIAL REQUIREMENTS

SHARE PRICE

When you buy shares, you pay the Offering Price. This is the Net Asset Value per share of the class you wish to purchase, plus any applicable sales charges. When you sell shares, you receive the Net Asset Value per share minus any applicable Contingent Deferred Sales Charges.

The Net Asset Value we use when you buy or sell shares is the one next calculated after we receive your transaction request in proper form. If you buy or sell shares through your Securities Dealer, however, we will use the Net Asset Value next calculated after your Securities Dealer receives your request, which is promptly transmitted to the fund. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents.

HOW AND WHEN SHARES ARE PRICED

The fund is open for business each day the NYSE is open. We determine the Net Asset Value per share of each class as of the close of the NYSE, normally 1:00 p.m. Pacific time. You can find the prior day's closing Net Asset Value and Offering Price for each class in many newspapers.

The Net Asset Value of all outstanding shares of each class is calculated on a pro rata basis. It is based on each class' proportionate participation in the fund, determined by the value of the shares of each class. Each class, however, bears the Rule 12b-1 fees payable under its Rule 12b-1 plan. To calculate Net Asset Value per share of each class, the assets of each class are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares of the class outstanding. The fund's assets are valued as described under "How are Fund Shares Valued?" in the SAI.

WRITTEN INSTRUCTIONS

Written instructions must be signed by all registered owners. To avoid any delay in processing your transaction, they should include:

o    Your name,

o    The fund's name,

o    The class of shares,

o    A description of the request,

o    For exchanges, the name of the fund you are exchanging into,

o    Your account number,

o    The dollar amount or number of shares, and

o A telephone number where we may reach you during the day, or in the evening if preferred.

JOINT ACCOUNTS. For accounts with more than one registered owner, we accept written instructions signed by only one owner for certain types of transactions or account changes. These include transactions or account changes that you could also make by phone, such as certain redemptions of $50,000 or less, exchanges between identically registered accounts, and changes to the address of record. For most other types of transactions or changes, written instructions must be signed by all registered owners.

Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

SIGNATURE GUARANTEES

For our mutual protection, we require a signature guarantee in the following situations:

1)   You wish to sell over $50,000 worth of shares,

2) You want the proceeds to be paid to someone other than the registered owners,

3) The proceeds are not being sent to the address of record, preauthorized bank account, or preauthorized brokerage firm account,

4)   We receive instructions from an agent, not the registered owners,

5) We believe a signature guarantee would protect us against potential claims based on the instructions received.

A signature guarantee verifies the authenticity of your signature. You should be able to obtain a signature guarantee from a bank, broker, credit union, savings association, clearing agency, or securities exchange or association. A NOTARIZED SIGNATURE IS NOT SUFFICIENT.

SHARE CERTIFICATES

We will credit your shares to your fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

TELEPHONE TRANSACTIONS

You may initiate many transactions and changes to your account by phone. Please refer to the sections of this prospectus that discuss the transaction you would like to make or call Shareholder Services.

When you call, we will request personal or other identifying information to confirm that instructions are genuine. We may also record calls. If our lines are busy or you are otherwise unable to reach us by phone, you may wish to ask your investment representative for assistance or send us written instructions, as described elsewhere in this prospectus.

For your protection, we may delay a transaction or not implement one if we are not reasonably satisfied that the instructions are genuine. If this occurs, we will not be liable for any loss. We also will not be liable for any loss if we follow instructions by phone that we reasonably believe are genuine or if you are unable to execute a transaction by phone.

TRUST COMPANY RETIREMENT PLAN ACCOUNTS. We cannot accept instructions to sell shares or change distribution options on Trust Company retirement plans by phone. While you may exchange shares of Trust Company IRA and 403(b) retirement accounts by phone, certain restrictions may be imposed on other retirement plans.

To obtain any required forms or more information about distribution or transfer procedures, please call Retirement Plan Services.

ACCOUNT REGISTRATIONS AND REQUIRED DOCUMENTS

When you open an account, we need you to tell us how you want your shares registered. How you register your account will affect your ownership rights and ability to make certain transactions. If you have questions about how to register your account, you should consult your investment representative or legal advisor. Please keep the following information in mind when registering your account.

JOINT OWNERSHIP. If you open an account with two or more owners, we register the account as "joint tenants with rights of survivorship" unless you tell us otherwise. An account registered as "joint tenants with rights of survivorship" is shown as "Jt Ten" on your account statement. For any account with two or more owners, we cannot accept instructions to change owners on the account unless ALL owners agree in writing, even if the law in your state says otherwise. If you would like another person or owner to sign for you, please send us a current power of attorney.

GIFTS AND TRANSFERS TO MINORS. You may set up a custodial account for a minor under your state's Uniform Gifts/Transfers to Minors Act. Other than this form of registration, a minor may not be named as an account owner.

TRUSTS. You should register your account as a trust only if you have a valid written trust document. This avoids future disputes or possible court action over who owns the account.

REQUIRED DOCUMENTS. For corporate, partnership and trust accounts, please send us the following documents when you open your account. This will help avoid delays in processing your transactions while we verify who may sign on the account.

--------------------------------------------------------------------------------
TYPE OF ACCOUNT       DOCUMENTS REQUIRED
--------------------------------------------------------------------------------
CORPORATION           Corporate Resolution
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
PARTNERSHIP           1.   The pages from the partnership agreement that
                           identify the general partners, or

                      2.   A certification for a partnership agreement
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TRUST                 1.   The pages from the trust document that identify the
                           trustees, or

                      2.   A certification for trust
--------------------------------------------------------------------------------

STREET OR NOMINEE ACCOUNTS. If you have fund shares held in a "street" or "nominee" name account with your Securities Dealer, you may transfer the shares to the street or nominee name account of another Securities Dealer. Both dealers must have an agreement with Distributors or we cannot process the transfer. Contact your Securities Dealer to initiate the transfer. We will process the transfer after we receive authorization in proper form from your delivering Securities Dealer. Accounts may be transferred electronically through the NSCC. For accounts registered in street or nominee name, we may take instructions directly from the Securities Dealer or your nominee.

IMPORTANT INFORMATION IF YOU HAVE AN INVESTMENT REPRESENTATIVE

If there is a Securities Dealer or other representative of record on your account, we are authorized: (1) to provide confirmations, account statements and other information about your account directly to your dealer and/or representative; and (2) to accept telephone and electronic instructions directly from your dealer or representative, including instructions to exchange or redeem your shares. Electronic instructions may be processed through established electronic trading systems and programs used by the fund. Telephone instructions directly from your representative will be accepted unless you have told us that you do not want telephone privileges to apply to your account.

TAX IDENTIFICATION NUMBER

The IRS requires us to have your correct Social Security or tax identification number on a signed shareholder application or applicable tax form. Federal law requires us to withhold 31% of your taxable distributions and sale proceeds if (i) you have not furnished a certified correct taxpayer identification number, (ii) you have not certified that withholding does not apply, (iii) the IRS or a Securities Dealer notifies the fund that the number you gave us is incorrect, or (iv) you are subject to backup withholding.

We may refuse to open an account if you fail to provide the required tax identification number and certifications. We may also close your account if the IRS notifies us that your tax identification number is incorrect. If you complete an "awaiting TIN" certification, we must receive a correct tax identification number within 60 days of your initial purchase to keep your account open.

KEEPING YOUR ACCOUNT OPEN

Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts and custodial accounts for minors. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts and custodial accounts for minors. These minimums do not apply to IRAs and other retirement plan accounts or to accounts managed by the Franklin Templeton Group.

SERVICES TO HELP YOU MANAGE YOUR ACCOUNT

AUTOMATIC INVESTMENT PLAN

Our automatic investment plan offers a convenient way to invest in the fund. Under the plan, you can have money transferred automatically from your checking account to the fund each month to buy additional shares. If you are interested in this program, please refer to the automatic investment plan application included with this prospectus or contact your investment representative. The market value of the fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may discontinue the program at any time by notifying Investor Services by mail or phone.

AUTOMATIC PAYROLL DEDUCTION - CLASS I ONLY

You may have money transferred from your paycheck to the fund to buy additional Class I shares. Your investments will continue automatically until you instruct the fund and your employer to discontinue the plan. To process your investment, we must receive both the check and payroll deduction information in required form. Due to different procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time we receive the money.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a systematic withdrawal plan, please complete the systematic withdrawal plan section of the shareholder application included with this prospectus and indicate how you would like to receive your payments. You may choose to direct your payments to buy the same class of shares of another Franklin Templeton Fund or have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers - Class I Only" below. Once your plan is established, any distributions paid by the fund will be automatically reinvested in your account.

You will generally receive your payment by the end of the month in which a payment is scheduled. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan may also be subject to a Contingent Deferred Sales Charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment by notifying us by mail or by phone at least seven business days before the end of the month preceding a scheduled payment. Please see "How Do I Buy, Sell and Exchange Shares? - Systematic Withdrawal Plan" in the SAI for more information.

ELECTRONIC FUND TRANSFERS - CLASS I ONLY

You may choose to have dividend and capital gain distributions from Class I shares of the fund or payments under a systematic withdrawal plan sent directly to a checking account. If the checking account is with a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. We will send any payments made during that time to the address of record on your account.

TELEFACTS(R)

From a touch-tone phone, you may call our TeleFACTS(R) system (day or night) at 1-800/247-1753 to:

o    obtain information about your account;

o    obtain price and performance information about any Franklin Templeton
     Fund;

o exchange shares (within the same class) between identically registered Franklin Templeton Class I and Class II accounts; and

o request duplicate statements and deposit slips for Franklin Templeton accounts.

You will need the code number for each class to use TeleFACTS(R). The code number is 101 for Class I and 232 for Class II.

STATEMENTS AND REPORTS TO SHAREHOLDERS

We will send you the following statements and reports on a regular basis:

o Confirmation and account statements reflecting transactions in your account, including additional purchases and dividend reinvestments. PLEASE VERIFY THE ACCURACY OF YOUR STATEMENTS WHEN YOU RECEIVE THEM.

o Financial reports of the fund will be sent every six months. To reduce fund expenses, we attempt to identify related shareholders within a household and send only one copy of a report. Call Fund Information if you would like an additional free copy of the fund's financial reports.

INSTITUTIONAL ACCOUNTS

Additional methods of buying, selling or exchanging shares of the fund may be available to institutional accounts. Institutional investors may also be required to complete an institutional account application. For more information, call Institutional Services.

AVAILABILITY OF THESE SERVICES

The services above are available to most shareholders. If, however, your shares are held by a financial institution, in a street name account, or networked through the NSCC, the fund may not be able to offer these services directly to you. Please contact your investment representative.

WHAT IF I HAVE QUESTIONS ABOUT MY ACCOUNT?

If you have any questions about your account, you may write to Investor Services at 777 Mariners Island Blvd., P.O. Box 7777, San Mateo, California 94403-7777. The fund, Distributors and Advisers are also located at this address. You may also contact us by phone at one of the numbers listed below.

                                             HOURS OF OPERATION (PACIFIC TIME)
DEPARTMENT NAME           TELEPHONE NO.      (MONDAY THROUGH FRIDAY)
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Shareholder Services      1-800/632-2301     5:30 a.m. to 5:00 p.m.

Dealer Services           1-800/524-4040     5:30 a.m. to 5:00 p.m.

Fund Information          1-800/DIAL BEN     5:30 a.m. to 8:00 p.m.
                          (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)

Retirement Plan Services  1-800/527-2020     5:30 a.m. to 5:00 p.m.

Institutional Services    1-800/321-8563     6:00 a.m. to 5:00 p.m.

TDD (hearing impaired)    1-800/851-0637     5:30 a.m. to 5:00 p.m.

Your phone call may be monitored or recorded to ensure we provide you with high quality service. You will hear a regular beeping tone if your call is being recorded.

GLOSSARY

USEFUL TERMS AND DEFINITIONS

ADVISERS - Franklin Advisers, Inc., the fund's investment manager

BOARD - The Board of Directors of the fund

CD - Certificate of deposit

CLASS I, CLASS II AND ADVISOR CLASS - The fund offers three classes of shares, designated "Class I," "Class II," and "Advisor Class." The three classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge and expense structures.

CODE - Internal Revenue Code of 1986, as amended

CONTINGENCY PERIOD - For Class I shares, the 12 month period during which a Contingent Deferred Sales Charge may apply. For Class II shares, the contingency period is 18 months. The holding period for Class I begins on the first day of the month in which you buy shares. Regardless of when during the month you buy Class I shares, they will age one month on the last day of that month and each following month. The holding period for Class II begins on the day you buy your shares. For example, if you buy Class II shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - A sales charge of 1% that may apply if you sell your shares within the Contingency Period.

DISTRIBUTORS - Franklin/Templeton Distributors, Inc., the fund's principal underwriter. The SAI lists the officers and Board members who are affiliated with Distributors. See "Officers and Directors."

ELIGIBLE GOVERNMENTAL AUTHORITY - Any state or local government or any instrumentality, department, authority or agency thereof that has determined the fund is a legally permissible investment and that can only buy shares of the fund without paying sales charges.

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in the Franklin Group of Funds(R) and the Templeton Group of Funds except Franklin Valuemark Funds, Templeton Capital Accumulator Fund, Inc., and Templeton Variable Products Series Fund

FRANKLIN TEMPLETON GROUP - Franklin Resources, Inc., a publicly owned holding company, and its various subsidiaries

FRANKLIN TEMPLETON GROUP OF FUNDS - All U.S. registered investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds

FT SERVICES - Franklin Templeton Services, Inc., the fund's administrator

INVESTOR SERVICES - Franklin/Templeton Investor Services, Inc., the fund's shareholder servicing and transfer agent

IRA - Individual retirement account or annuity qualified under section 408 of the Code

IRS - Internal Revenue Service

LETTER - Letter of Intent

MARKET TIMERS - Market Timers generally include market timing or asset allocation services, accounts administered so as to buy, sell or exchange shares based on predetermined market indicators, or any person or group whose transactions seem to follow a timing pattern or whose transactions include frequent or large exchanges.

MOODY'S - Moody's Investors Service, Inc.

NASD - National Association of Securities Dealers, Inc.

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

NSCC - National Securities Clearing Corporation

NYSE - New York Stock Exchange

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge. The maximum front-end sales charge is 5.75% for Class I and 1% for Class II. We calculate the offering price to two decimal places using standard rounding criteria.

QUALIFIED RETIREMENT PLANS - An employer sponsored pension or profit-sharing plan that qualifies under section 401 of the Code. Examples include 401(k), money purchase pension, profit sharing and defined benefit plans.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

S&P - Standard & Poor's Corporation

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the fund. This reference is for convenience only and does not indicate a legal conclusion of capacity.

SEP - An employer sponsored simplified employee pension plan established under section 408(k) of the Code

SIMPLE (SAVINGS INCENTIVE MATCH PLAN FOR EMPLOYEES) - An employer sponsored salary deferral plan established under section 408(p) of the Code

TELEFACTS(R) - Franklin Templeton's automated customer servicing system

TRUST COMPANY - Franklin Templeton Trust Company. Trust Company is an affiliate of Distributors and both are wholly owned subsidiaries of Resources.

WE/OUR/US - Unless the context indicates a different meaning, these terms refer to the fund and/or Investor Services, Distributors, or other wholly owned subsidiaries of Resources